Rule 497
                                              File Nos. 333-125751 and 811-21774


                        FIRST TRUST EXCHANGE-TRADED FUND

                 FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND
                                  (the "Fund")

                       SUPPLEMENT DATED OCTOBER 27, 2014
                      TO THE PROSPECTUS DATED MAY 1, 2014,
                  AS PREVIOUSLY SUPPLEMENTED ON JUNE 11, 2014

1. Notwithstanding anything to the contrary in the Fund's prospectus, the second to last sentence of the second paragraph of the section entitled "Summary Information - First Trust NYSE Arca Biotechnology Index Fund - Principal Investment Strategies" in the prospectus is replaced in its entirety with the following:

        As of October 20, 2014, the Index was composed of 30 companies.

2. Notwithstanding anything to the contrary in the Fund's prospectus, the bullet points listed under the section entitled "Index Information - First Trust NYSE Arca Biotechnology Index Fund - Index Eligibility and Maintenance" are replaced in their entirety with the following:

         o Each component security must be an "NMS stock" as defined in Rule 600 of Regulation NMS of the Securities Exchange Act of 1934;

         o Each component security must have a current market capitalization of at least $1 billion (not adjusted for free float), except that for companies already in the Index, a minimum current market capitalization requirement of $900 million will be applied;

         o Average daily traded value of each component security must be at least $1 million over the past three months, except that for companies already in the Index, a minimum 3-month average daily traded value requirement of $900,000 will be applied;

         o Each component security must have a current last traded price of greater than $3.00, except that for companies already in the Index, a minimum current last traded price requirement of $1.00 will be applied; and

         o Components will be removed from the Index during the quarterly review if they fail to satisfy any of the aforementioned criteria, and are not chosen by the Index's Calculation Agent to remain in the Index under the discretion of the NYSE Arca Index Committee, as outlined in Rules 5.1 and 5.2.


  PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS FOR FUTURE REFERENCE